UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2017

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Mitcham Industries, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) on August 2, 2017 in Huntsville, Texas. At the Annual Meeting, shareholders were requested to (1) elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified; (2) approve an increase to the number of authorized shares of preferred stock; (3) approve, on an advisory basis, Named Executive Officer compensation; and (4) ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2018. Each proposal was described in the Company’s Notice of Annual Meeting and the Company’s Definitive Proxy Statement on Schedule 14A, which were each filed with the Securities and Exchange Commission on June 20, 2017. The following actions were taken by the Company’s shareholders at the Annual Meeting with respect to each of the proposals:

1.	Elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Peter H. Blum	5,392,596	2,856,705	1,707,596
Robert P. Capps	7,673,978	575,323	1,707,596
R. Dean Lewis	7,731,936	517,365	1,707,596
Robert J. Albers	7,737,130	512,171	1,707,596
Thomas S. Glanville	7,739,930	509,371	1,707,596
Marcus Rowland	7,730,305	518,996	1,707,596

2.	Approve an increase to the number of authorized shares of preferred stock:

	Voted For	Voted Against	Abstentions
Common Shareholders	6,223,191	3,655,834	80,305
Preferred Shareholders	236,718	37,706	10,380

3.	Approve, on an advisory basis, Named Executive Officer compensation:

Voted For	Voted Against	Abstentions	Broker Non-Votes
7,626,847	595,288	27,166	1,707,596

4.	Ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2018:

Voted For	Voted Against	Abstentions
9,919,884	27,639	9,374

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

August 7, 2017	By:	Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer and Chief Financial Officer